Exhibit 32.0
CERTIFICATION
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
with Respect to the Quarterly Report on Form 10-Q
for the Period Ended June 30, 2005
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of UCBH Holdings, Inc., a Delaware corporation (the “Company”), do hereby certify, to the best of such officer’s knowledge, that:
1.	The Company’s quarterly report on Form 10-Q for the period ended June 30, 2005, (the “Form 10-Q”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and

2.	Information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 9, 2005	/s/ Thomas S. Wu

Thomas S. Wu Chairman, President and Chief Executive Officer

Date: August 9, 2005	/s/ Dennis Wu

Dennis Wu Director, Executive Vice President and Chief Financial Officer
The certification set forth above is being furnished as an Exhibit solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Form 10-Q or as a separate disclosure document of the Company or the certifying officers.